UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04722

Provident Mutual Funds, Inc.

(Exact name of registrant as specified in charter)

N16 W23217 Stone Ridge Drive,
Suite 310
Waukesha, WI  53188

(Address of principal executive offices) (Zip code)

J. Scott Harkness
Provident Trust Company
N16 W23217 Stone Ridge Drive,
Suite 310
Waukesha, WI  53188

(Name and address of agent for service)

1-855-739-9950

    (Registrant's telephone number, including area code)

Date of fiscal year end:  September 30

Date of reporting period: September 30, 2014

Item 1. Reports to Stockholders.

Annual Report
September 30, 2014

Provident Trust Strategy Fund
(PROVX)

A NO-LOAD MUTUAL FUND

TABLE OF CONTENTS

Letter to Shareholders	2
Expense Example	4
Management’s Discussion of Fund Performance	5
Industry Sectors	6
Schedule of Investments	6
Statement of Assets and Liabilities	8
Statement of Operations	9
Statements of Changes in Net Assets	10
Financial Highlights	11
Notes to Financial Statements	12
Report of Independent Registered Public Accounting Firm	16
Directors and Officers	17
Statement Regarding Basis for Approval of Investment Advisory Contract	18
Tax and Additional Information	20
Privacy Policy and Householding Information	21

Provident Trust Strategy Fund (PROVX)
Letter to Shareholders (Unaudited)

October 1, 2014

Dear Fellow Provident Trust Strategy Fund Shareholder,

PROVX gained +1.94% for the nine months ended September 30, 2014, trailing the S&P 500’s +8.34%. During Provident Trust Company’s tenure as portfolio manager (September 9, 2002), PROVX gained +183.93% cumulatively vs. +179.16% for the S&P 500, despite maintaining 23% average portfolio liquidity. Southwest Airlines and Helmerich & Payne account for more than all our YTD 2014 investment return, while core positions, Accenture, Cognizant, Fastenal, Franklin Resources, TJX, and Visa (40.4% total fund assets) declined in price. We contend our portfolio companies are doing better than their YTD returns suggest. Our growth at reasonable valuation (GARV) strategy allows us to be patient as long as the business fundamentals remain intact; we forecast 10% average 2014 earnings growth for our portfolio companies vs. 6% growth for the S&P 500. Express Scripts was eliminated during the third quarter due to deteriorating revenue and earnings expectations; we added to our UnitedHealth position and purchased Home Depot. PROVX remains a concentrated fund with the ten largest equity holdings representing 73.6% of total fund assets; equities represent 90.7% of total fund assets (see chart 1).

Chart 1 - Internally Generated

We manage PROVX to serve as the core, or sole, investment for investors seeking growth of inflation-adjusted purchasing power over successive investment cycles, which we define as 5-7 year periods including a greater than 20% stock market decline and a greater than 30% stock market advance.

Private sector GDP rose at a 3% annual rate over the past 5 years vs. flat federal government spending, increasing private GDP’s share of the overall economy from 79% to a record 82% (ISI). Final 2Q GDP gained 4.6%, offsetting the -2% 1Q GDP report; we forecast continued modest 2-3% GDP growth through 2015. We believe America will benefit from surging energy growth, with oil production expected to exceed 10M BOD vs. 5M in 2006. America’s net oil imports declined an even greater 7M BOD, thanks to conservation; consumption of oil per dollar of GDP declined the equivalent of 3.3M BOD (WSJ). Technology advances provide significant improvement to living standards; since the introduction of iTunes in 2001, the cost per gigabyte of storage dropped 99% while wholesale internet traffic prices dropped 85% since 2007, allowing consumers to cheaply stream video. We believe America benefits from cheap/abundant energy and improving productivity.

Consumer Net Worth (CNW) doubled since 2000 to a record $82T (despite two 50% stock market declines), equaling CNW’s total growth from 1776 to 2000 (Carpe Diem). Consumer balance sheets are much improved, with household debt dropping to 17% of net worth from 25% in 2006 (WSJ). America was responsible for almost 80% of total global wealth created over the past year.

The S&P 500’s P/E valuation relative to the 10-year Treasury yield is near a 35 year low (see chart 2). We forecast 3-5 year S&P 500 P/E expansion to 20X+, putting the market’s multiple at parity with a 4-5% 10-year yield, vs. the current 17X P/E.

Chart 2, Source: Northern Trust
Y-Axis: % Valuation Relative to 10 Year UST Yield

Thank you for your investment in and support of the Provident Trust Strategy Fund.  Please note, in an effort to reduce expenses for our shareholders, we will no longer be mailing the December 31st and June 30th quarterly reports that we had traditionally circulated.  You will be able to find the reports on our website at http://www.provfunds.com or request them to be circulated via email at info@provtrust.com.

Best regards,

J. Scott Harkness, CFA
President

The Fund’s 1-year and annualized 5-year and 10-year returns through September 30, 2014 were: 13.15%, 10.44% and 8.37%, respectively.

The S&P 500, the Fund’s benchmark index, 1-year and annualized 5-year and 10-year returns through September 30, 2014 were: 19.73%, 15.70% and 8.11%, respectively.

The returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance since the above time period may be higher or lower than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.provfunds.com.

While the Fund is no load, management and other expenses still apply. As per the Fund’s Statement of Additional Information dated January 31, 2014, the ratio of expenses (after reimbursements) to average net assets for the fiscal year ended September 30, 2013, is 1.00%. As per the Fund’s Prospectus dated January 31, 2014, the total annual fund operating expenses as a percentage of the value of your investment, which incorporates indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds or acquired fund fees and expenses (“AFFE”), is 1.02%.

Mutual fund investing involves risk. Principal loss is possible. The Fund is non-diversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.  The Fund may invest in smaller and medium sized companies, which involve additional risk such as more limited liquidity and greater volatility.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security. For a complete list of fund holdings, please refer to the Schedule of Investments in this report.

P/E ratio: The weighted average of the price/earnings ratios of the stocks in the index based on earnings per share.

The S&P 500 is an unmanaged index, consisting of 500 selected common stocks, commonly used to measure the performance of U.S. stocks. It is not possible to invest directly into an index.

Portfolio Liquidity: Cash, money market and bond portfolio component.

ISI: International Strategy & Investment

BOD: Barrels of Oil per Day.

Earnings Growth is a measure of a company’s net income over a specific period, is a key indicator for measuring a company’s success, and the driving force behind stock price appreciation. Earnings growth is not a measure of the Fund’s future performance.

Opinions expressed are subject to change, are not guaranteed and should not be considered investment advice or recommendations to buy or sell any security. Current and future holdings are subject to risk.

You may obtain a hardcopy of the prospectus and the most recent performance data by calling (855) 739-9950 (also available at www.provfunds.com/mutualfund). Please read the statutory and summary prospectus carefully to consider the investment objectives, risks, charges and expenses before investing or sending money. The prospectus contains this and more information. Please read the prospectus carefully before investing.

Provident Trust Strategy Fund
Expense Example (Unaudited)

As a shareholder of the Provident Trust Strategy Fund, you incur ongoing costs, including management fees and other Fund expenses. You do not incur transaction costs such as sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; and exchange fees because the Fund does not charge these fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2014 through September 30, 2014.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

In addition to the costs highlighted and described below, the only Fund transaction costs you might currently incur would be wire fees ($15 per wire), if you choose to have proceeds from a redemption wired to your bank account instead of receiving a check. Additionally, U.S. Bank charges an annual processing fee ($15) if you maintain an IRA account with the Fund. To determine your total costs of investing in the Fund, you would need to add any applicable wire or IRA processing fees you’ve incurred during the period to the costs provided in the example below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
Provident Trust Strategy Fund	4/01/14	9/30/14	4/01/14 – 9/30/14
Actual	$1,000.00	$ 993.10	$4.65
Hypothetical (5% return before expenses)	$1,000.00	$1,020.41	$4.71

*
Expenses are equal to the Fund’s annualized expense ratio of 0.93%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period between April 1, 2014 and September 30, 2014).

Provident Trust Strategy Fund
Management’s Discussion of Fund Performance (Unaudited)

PROVX gained +1.94% for the nine months ended September 30, 2014, trailing the S&P 500’s +8.34% return. During Provident Trust Company’s tenure as portfolio manager (September 9, 2002), PROVX gained +183.93% cumulatively vs. +179.16% for the S&P 500, despite maintaining 23% average portfolio liquidity. Southwest Airlines and Helmerich & Payne account for more than all of our YTD 2014 investment return, while core positions Accenture, Cognizant, Fastenal, Franklin Resources, TJX, and Visa (40.4% of total fund assets) declined in price. We contend our portfolio companies are doing better than their YTD returns suggest. Our growth at reasonable valuation (GARV) strategy allows us to be patient as long as the business fundamentals remain intact; we forecast 10% average 2014 earnings growth for our portfolio companies vs. 6% growth for the S&P 500. PROVX remains a concentrated fund with the ten largest equity holdings representing 73.6% of total fund assets. Express Scripts was eliminated during the third quarter due to deteriorating revenue and earnings expectations; we added to our UnitedHealth position and purchased Home Depot. We forecast 3-5 year S&P 500 P/E expansion to 20X+ vs. the current 17X market P/E, noting the S&P 500’s P/E valuation relative to the 10-year Treasury yield is near a 35 year low (Northern Trust).

Comparison of Change in Value of $10,000 Investment in
Provident Trust Strategy Fund* and Standard & Poor’s 500 Stock Index**

AVERAGE ANNUAL TOTAL RETURN

	1-Year	5-Year	10-Year
Provident Trust Strategy Fund	13.15%	10.44%	8.37%
S&P 500 Index	19.73%	15.70%	8.11%

Past performance does not predict future performance.  The graph and the table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

*	From October 15, 2001 through August 31, 2012, Fiduciary Management, Inc. was the investment adviser.
Beginning September 9, 2002, Provident Trust Company became the Fund’s sub-adviser.
On August 31, 2012, Provident Trust Company became the investment adviser.
The Fund changed its fiscal year from June 30 to September 30 in 2005.
**
The Standard & Poor’s 500 Index consists of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Standard & Poor’s Ratings Group designates the stocks to be included in the Index on a statistical basis. A particular stock’s weighting in the Index is based on its relative total market value (i.e., its market price per share times the number of shares outstanding). Stocks may be added or deleted from the Index from time to time.

Provident Trust Strategy Fund
Industry Sectors (Unaudited)
Percentage of Net Assets
September 30, 2014

Schedule of Investments
September 30, 2014

Shares		Cost	Value
COMMON STOCKS – 90.7%(a)

	Airlines – 5.9%
222,630	Southwest Airlines Co.	$3,819,252	$7,518,215

	Computer Services – 16.0%
86,890	Accenture PLC	2,525,493	7,065,895
295,100	Cognizant Technology Solutions Corp.*	5,235,359	13,211,627
		7,760,852	20,277,522
	Distribution/Wholesale - 3.8%
106,560	Fastenal Co.	3,412,202	4,784,544

	E-Commerce/Products – 4.8%
106,560	eBay, Inc.*	5,472,500	6,034,493

	Finance, Credit Card – 8.5%
50,820	Visa Inc.	3,391,161	10,843,463

	Investment Management/Advisory Services – 6.0%
139,330	Franklin Resources, Inc.	5,098,002	7,608,811

The accompanying notes to financial statements are an integral part of these schedules.

Provident Trust Strategy Fund
Schedule of Investments (Continued)
September 30, 2014

Shares		Cost	Value
COMMON STOCKS – 90.7%(a) (Continued)

	Medical, Health Maintenance Organization – 4.2%
61,820	UnitedHealth Group Inc.	$3,618,855	$5,331,975

	Oil & Gas Drilling – 7.8%
101,640	Helmerich & Payne, Inc.	5,857,858	9,947,507

	Oil Companies, Exploration & Production – 6.7%
90,170	Apache Corporation	8,278,278	8,464,258

	Retail, Major Department Stores – 6.1%
131,850	The TJX Companies, Inc.	1,976,542	7,801,565

	Retail, Building Products – 4.4%
60,630	The Home Depot, Inc.	5,065,816	5,562,196

	Super-Regional Banks – United States – 6.6%
98,370	PNC Financial Services Group, Inc.	5,293,260	8,418,505

	Web Portals/Internet Service Providers – 9.9%
10,820	Google Inc., Cl A*	2,985,257	6,366,596
10,820	Google Inc., Cl C*	2,975,720	6,247,035
		5,960,977	12,613,631
	Total common stocks	65,005,555	115,206,685

SHORT-TERM INVESTMENTS – 9.4%(a)

	Money Market Fund – 9.4%
11,981,764	Invesco Treasury Portfolio, 0.01%^	11,981,764	11,981,764
	Total short-term investments	11,981,764	11,981,764
	Total investments – 100.1%	$76,987,319	127,188,449
	Liabilities, less other assets – (0.1%) (a)		(118,155)
	TOTAL NET ASSETS – 100.0%		$127,070,294

(a)	Percentages for the various classifications relate to net assets.
*	Non-income producing security.
^	The rate quoted is the annualized 7 day yield as of September 30, 2014.
PLC – Public Limited Company

The accompanying notes to financial statements are an integral part of this schedule.

Provident Trust Strategy Fund
Statement of Assets and Liabilities
September 30, 2014

ASSETS:
Investments in securities, at value (cost $76,987,319)	$127,188,449
Receivable from shareholders for purchases	17,701
Dividends & interest receivable	16,831
Prepaid expenses	19,018
Total assets	127,241,999

LIABILITIES:
Payable to shareholders for redemptions	64,526
Payable to adviser for management fees	74,867
Payable to directors	5,124
Other liabilities	27,188
Total liabilities	171,705

Net assets	$127,070,294

NET ASSETS:
Capital Stock, $0.01 par value; 300,000,000 shares
authorized; 10,997,571 shares outstanding	$67,294,178
Net unrealized appreciation on investments	50,201,130
Accumulated net realized gain on investments	9,574,986
Net assets	$127,070,294

CALCULATION OF NET ASSET VALUE PER SHARE:
Net asset value, offering and redemption price per share
(127,070,294 ÷ 10,997,571) shares outstanding)	$11.55

The accompanying notes to financial statements are an integral part of this statement.

Provident Trust Strategy Fund
Statement of Operations
For the Year Ended September 30, 2014

INCOME:
Dividends	$1,476,284
Interest	67,711
Total investment income	1,543,995

EXPENSES:
Management fees	1,110,030
Transfer agent fees	145,410
Administration and accounting services	137,836
Professional fees	41,500
Registration fees	32,058
Printing and postage expense	21,262
Board of directors fees	20,261
Custodian fees	15,569
Other expenses	58,741
Total expenses	1,582,667
NET INVESTMENT LOSS	(38,672)
NET REALIZED GAIN ON INVESTMENTS	26,924,982
NET CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS	(5,034,907)
NET GAIN ON INVESTMENTS	21,890,075
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$21,851,403

The accompanying notes to financial statements are an integral part of this statement.

Provident Trust Strategy Fund
Statements of Changes in Net Assets
For the Years Ended September 30, 2014 and 2013

	2014	2013
OPERATIONS:
Net investment (loss)	$(38,672)	$(14,442)
Net realized gain on investments	26,924,982	2,588,412
Net change in unrealized appreciation (depreciation) on investments	(5,034,907)	19,923,744
Net increase in net assets from operations	21,851,403	22,497,714

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from net investment income
(0.02784 per share – 2013)	—	(489,558)
Distributions from net realized gains
($0.1549 and $0.2324 per share, respectively)	(2,583,889)	(4,064,179)
Total distributions	(2,583,889)	(4,553,737)

FUND SHARE ACTIVITIES:
Proceeds from shares issued
(1,921,571 and 2,147,554 shares, respectively)	21,599,946	20,703,413
Net asset value of shares issued in distributions reinvested
(230,876 and 522,166 shares, respectively)	2,569,646	4,519,608
Cost of shares redeemed
(5,269,259 and 3,988,630 shares, respectively)	(59,409,395)	(38,444,292)
Cost of shares redeemed from redemption-in-kind
(2,445,284 shares – 2014)*	(28,365,293)	—
Net decrease in net assets derived from Fund share activities	(63,605,096)	(13,221,271)
TOTAL (DECREASE) INCREASE	(44,337,582)	4,722,706

NET ASSETS AT THE BEGINNING OF THE YEAR	171,407,876	166,685,170
NET ASSETS AT THE END OF THE YEAR
(Includes undistributed net investment (loss) of
($0) and ($250,010), respectively)	$127,070,294	$171,407,876

*See Note 5 to the Financial Statements.

The accompanying notes to financial statements are an integral part of these statements.

Provident Trust Strategy Fund
Financial Highlights
(Selected data for each share of the Fund outstanding throughout each year)

	Years Ended September 30,
	2014	2013	2012	2011	2010
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year	$10.35	$9.32	$7.66	$7.94	$7.36
Income from investment operations:
Net investment (loss) income	(0.00)*	(0.00)*	0.02	(0.00)*	0.01
Net realized and unrealized gains (loss) on investments	1.35	1.29	1.65	(0.28)	0.58
Total from investment operations	1.35	1.29	1.67	(0.28)	0.59
Less distributions:
Distributions from net investment income	—	(0.03)	(0.01)	—	(0.01)
Distributions from net realized gains	(0.15)	(0.23)	—	—	—
Total from distributions	(0.15)	(0.26)	(0.01)	—	(0.01)
Net asset value, end of year	$11.55	$10.35	$9.32	$7.66	$7.94

TOTAL RETURN	13.15%	14.40%	21.78%	(3.53%)	8.04%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000’s $)	127,070	171,408	166,685	128,482	115,761
Ratio of expenses to average net assets:
Before expense reimbursement	0.92%	1.00%	0.95%	0.98%	1.07%
After expense reimbursement	0.92%	1.00%	0.95%	0.98%	1.00%
Ratio of net investment (loss) income to
average net assets (a)	(0.02%)	(0.01%)	0.26%	(0.01%)	0.07%
Portfolio Turnover Rate	14%	9%	33%	28%	51%

*	Amount is less than $0.005 per share.
(a)	If the Fund had paid all of its expenses for the year ended September 30, 2010, the ratio would have been 0.00%.

The accompanying notes to financial statements are an integral part of this statement.

Provident Trust Strategy Fund
Notes to Financial Statements
September 30, 2014

(1)	Summary of Significant Accounting Policies

The following is a summary of significant accounting policies of Provident Mutual Funds, Inc. (the “Company”), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company consists of one non-diversified fund – Provident Trust Strategy Fund (the “Fund”). The Company was incorporated under the laws of Wisconsin on May 23, 1986.

The investment objective of the Fund is long-term growth of capital.

(a)
Each security, excluding short-term investments with maturities of 60 days or less, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq Markets are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter, bonds and short-term securities with greater than 60 days to maturity are valued at the latest bid price. Short-term investments with maturities of 60 days or less are valued at amortized cost. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the estimated fair value. Market quotations may not be available, for example, if trading in particular securities has halted during the day and not resumed prior to the close of trading on the New York Stock Exchange. As of September 30, 2014, there were no securities that were internally fair valued. For financial reporting purposes, investment transactions are recorded on the trade date.

In determining fair value, the Fund uses various valuation approaches. Generally accepted accounting principles in the United States of America (“GAAP”) establishes a fair value hierarchy for inputs used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 —	Valuations based on unadjusted quoted prices in active markets for identical assets.
Level 2 —	Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.
Level 3 —	Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of September 30, 2014, based on the inputs used to value them:

		Investments
Valuation Inputs		in Securities
Level 1 —	Common Stocks	$115,206,685
	Short-Term Money Market Fund	11,981,764
	Total Level 1	127,188,449
Level 2 —		—
Level 3 —		—
Total		$127,188,449

It is the Fund’s policy to recognize transfers between levels at the end of the reporting period. During the year ended September 30, 2014, the Fund did not recognize any transfers to/from level 1 or level 2. The Fund did not invest in any level 3 investments during the year.

See the Schedule of Investments for investments detailed by industry classification.

Provident Trust Strategy Fund
Notes to Financial Statements (Continued)
September 30, 2014

(b)
The Fund may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Fund records purchases of when-issued securities and reflects the value of such securities in determining net asset value in the same manner as other portfolio securities. For the year ended September 30, 2014 there were no such securities.

(c)	Net realized gains and losses on sales of securities are computed on the identified cost basis.
(d)
Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. The Fund records the amortization and accretion of discounts and premiums on securities purchased using the effective interest method in accordance with GAAP.

(e)
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

(f)
No provision has been made for federal income taxes since the Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.

(g)
The Fund has reviewed all open tax years and major jurisdictions, which include Federal and the state of Wisconsin, and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the year ended September 30, 2014, the Fund did not incur any interest or penalties. Open tax years are those that are open for exam by taxing authorities and, as of September 30, 2014, open federal tax years include tax years ended September 30, 2011 through 2014. The Fund has no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

(h)
GAAP requires that certain components of net assets relating to permanent differences be reclassified for financial and tax reporting. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. The Fund may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. These reclassifications have no effect on net assets, results of operations or net asset value per share. For the year ended September 30, 2014, the reclassifications were as follows:

Undistributed Net	Accumulated
Investment	Net Realized	Paid in
Income/(Loss)	Gain/(Loss)	Capital
$288,682	$(17,289,863)	$17,001,181

(2)	Investment Adviser and Management Agreement and Transactions With Related Parties

The Company, on behalf of the Fund, entered into an investment advisory agreement (the “Advisory Agreement”) with Provident Trust Company (“PTC”), with whom certain officers and a director of the Fund are affiliated, to serve as the investment adviser. Under the terms of the Advisory Agreement, the Fund pays 0.75% on the first $30,000,000 of the daily net assets, 0.65% on the daily net assets in excess of $30,000,000 and less than $100,000,000 and 0.60% on the daily net assets over $100,000,000. The Fund is responsible for paying a share of the compensation, benefits and expenses of its Chief Compliance Officer. For administrative convenience, the adviser initially makes these payments and is later reimbursed by the Fund.

Provident Trust Strategy Fund
Notes to Financial Statements (Continued)
September 30, 2014

Pursuant to an expense cap/reimbursement agreement between PTC and the Company, PTC has agreed to waive a portion of its management fee and/or assume expenses for the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, interest, brokerage commissions and other costs relating to portfolio securities transactions (including the costs, fees and expenses associated with the Fund’s investments in other investment companies) and other extraordinary expenses, do not exceed 1.00% of the Fund’s average daily net assets on an annual  basis. The expense cap/reimbursement agreement will continue in effect until January 31, 2015 with successive renewal terms of one year unless terminated by PTC or the Company prior to any such renewal. PTC is entitled to recoup such amounts from the Fund for a period of up to three years from the date PTC reduced its compensation and/or assumed expenses for the Fund. For the year ended September 30, 2014, no such expenses were waived.

The Fund adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund may charge a distribution and service fee equal to 0.25% (on an annualized basis) of the Fund’s average daily net assets. Amounts payable under the Plan are paid monthly for any activities or expenses primarily intended to result in the sale of shares of the Fund. For the year ended September 30, 2014, no such expenses were charged to shareholders.

Under the Company’s organizational documents, each director, officer, employee or other agent of the Company is indemnified, to the extent permitted by the 1940 Act, against certain liabilities that may arise out of performance of their duties to the Company. Additionally, in the normal course of business, the Company, on behalf of the Fund, enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and believes the risk of loss to be remote.

At September 30, 2014, 24.91% of the outstanding shares of the Fund are owned by PTC.
(3)	Credit Agreement

U.S. Bank, N.A. has made available to the Fund an unsecured line of credit in the amount of $19,000,000, pursuant to an amended Credit Agreement (“Agreement”) effective February 1, 2014, for the purpose of having cash available to satisfy redemption requests. Principal and interest on such loan under the Agreement is due not more than 20 days after the date of the loan. Amounts under the credit facility bear interest at a rate per annum equal to the current prime rate minus one percent on the amount borrowed (2.25% on September 30, 2014). The Credit Agreement is renewable annually on January 31. Prior to February 1, 2014, the amount of the line of credit was $4,800,000, subject to the same terms and interest rate. During the year ended September 30, 2014, the Fund did not utilize the lines of credit.

(4)	Distributions to Shareholders
Net investment income and net realized gains, if any, are distributed to shareholders at least annually. Distributions to shareholders are recorded on the ex-dividend date.
(5)	Investment Transactions
For the year ended September 30, 2014, purchases and proceeds of sales of investment securities (excluding short-term securities) were $20,928,025 and $69,110,654, respectively.

After the close of business on September 9, 2014, the Fund redeemed assets through an in-kind redemption.  In the redemption transaction, the Fund issued securities and cash with a value of $28,365,293.  The Fund recognized a gain in the amount of $12,966,886, which is reflected on the Statement of Operations.  The redemption in-kind is reflected in the Statement of Changes in Net Assets.

Provident Trust Strategy Fund
Notes to Financial Statements (Continued)
September 30, 2014

(6)	Income Tax Information
The following information for the Fund is presented on an income tax basis as of September 30, 2014:

			Net		Distributable
	Gross	Gross	Unrealized	Distributable	Long-Term
Cost of	Unrealized	Unrealized	Appreciation	Ordinary	Capital
Investments	Appreciation	Depreciation	on Investments	Income	Gains
$77,031,303	$50,304,229	$(147,083)	$50,157,146	$61,551	$9,557,419

The difference between the cost amounts for financial statement and federal income tax purposes, if any, is due primarily to timing differences in recognizing certain gains and losses in security transactions.

The tax components of dividends paid during the years ended September 30, 2014 and 2013 are:

September 30, 2014					September 30, 2013
Ordinary	Long-Term	Net Capital		Other	Ordinary	Long-Term
Income	Capital Gains	Loss	Post-October	Accumulated	Income	Capital Gains
Distributions	Distributions	Carryovers	Losses	Losses	Distributions	Distributions
$—	$2,583,889	$—	$—	$—	$489,558	$4,064,179

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Provident Mutual Funds, Inc.

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Provident Mutual Funds, Inc., comprising Provident Trust Strategy Fund (the “Fund”), as of September 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended.  These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Fund’s financial highlights for the years ended on or prior to September 30, 2011, were audited by other auditors whose report dated October 31, 2011, expressed an unqualified opinion.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of September 30, 2014, by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Provident Trust Strategy Fund as of September 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.
Cleveland, Ohio
November 12, 2014

Provident Trust Strategy Fund
Directors and Officers (Unaudited)

Independent Directors

				Number of	Other
				Portfolios	Directorships
	Position(s)	Term of	Principal	in Fund	Held by
	Held	Office and	Occupation(s)	Complex	Director
Name,	with the	Length of	During Past	Overseen	During the
Address* and Age	Company	Time Served	Five Years	by Director	Past 5 Years
John F. Hensler	Independent	Indefinite; since	Executive Vice President and Chief Financial	1	Allin Corporation
Age: 53	Director	August 31,	Officer of The Hawthorne Group		since 2009.
	and	2012	(a private investment and management
	Chairman		company) since 1987.

Douglas C. Malmquist	Independent	Indefinite; since	President of DCM and Associates (which	1	Research Products
Age: 60	Director	August 31,	invests in startup companies) since 2005.		Corporation since
		2012			1998.

Robert H. Manegold	Independent	Indefinite; since	Retired; Formerly executive at Selzer-Ornst	1	Selzer-Ornst
Age: 61	Director	August 31,	Construction Company, Inc. (2003-2004).		Construction
		2012			Company, Inc.
since 2004.
Interested Director

Thomas N. Tuttle, Jr.**	Interested	Indefinite;	Vice President, Secretary and Director	1	None.
Age: 49	Director	since	of Provident Trust Company since
		August 31,	December 2011; Chief Compliance Officer
		2012	at Provident Trust Company (2011-2014);
President of The Private Bank N.A. (2008-2010).
Principal Officers

J. Scott Harkness	President	Since	Chief Executive Officer of Provident Trust Company		N/A
Age: 59		September 4,
2012, (elected
by the Board
annually)

Michael A. Schelble	Treasurer	Since	President of Provident Trust Company		N/A
Age: 48		September 4,
2012, (elected
by the Board
annually)

James R. Daley	Secretary,	Since	Chief Compliance Officer at Provident		N/A
Age: 36	Chief	September 4,	Trust Company since 2014; Compliance
	Compliance	2012, (elected	Officer at Provident Trust Company (2012-2014);
	Officer, and	by the Board	Compliance Officer at M&I Investment
	Anti-Money	annually)	Management Corp. (2008-2012).
Laundering
Compliance
Officer

*	The address of each Director and Officer is Provident Trust Company, N16W23217 Stone Ridge Drive, Suite 310, Waukesha, Wisconsin 53188.
**	Mr. Tuttle is an “interested person” of the Company (as defined in the 1940 Act) due to the positions that he holds with Provident Trust Company.

Provident Trust Strategy Fund
Statement Regarding Basis for Approval of Investment Advisory Contract (Unaudited)
September 30, 2014

The Board of Directors (the “Board” or the “Directors”) of the Company met on June 10, 2014 (the “Meeting”) to consider the renewal of the Investment Advisory Agreement (the “Investment Advisory Agreement”) between the Company, on behalf of the Fund, and Provident Trust Company (“PTC”) in accordance with Section 15(c) of the 1940 Act.  In addition, the Directors who are not interested persons of the Fund as defined in 1940 Act (the “Independent Directors”) met in executive session with the Company’s counsel to review and discuss the 15(c) materials.

The Board, including the Independent Directors, reviewed and discussed various information that had been provided in advance of the Meeting and at the Meeting, including a memorandum from counsel that summarized the legal standards applicable to the Directors’ consideration of the Investment Advisory Agreement; PTC’s response to the 15(c) request for information; PTC’s organizational chart; detailed comparative information relating to the Fund’s management fee and other expenses of the Fund; information regarding fees paid and other payments; information on PTC’s profitability; PTC’s financial statements for the last two years; information about brokerage commissions; detailed comparative information relating to the Fund’s performance; information about sales and redemptions of the Fund; information about amounts paid to financial intermediaries; information about the Fund’s compliance program; PTC’s Form ADV; and PTC’s business continuity plan.  The Directors reviewed the terms of the Investment Advisory Agreement, noting that Schedule A to the Investment Advisory Agreement outlined the management fee for the Fund and called for PTC to receive a fee that is calculated daily and paid monthly at an annual rate of 0.75% of the average daily net assets of the Fund on assets of $0-$30,000,000; 0.65% on assets of $30,000,001-$100,000,000; and 0.60% on assets over $100,000,000.  The Directors noted that the current advisory fee is 0.65%.

The Board also took into account information reviewed quarterly throughout the year that was relevant to its consideration of the Investment Advisory Agreement, including Fund performance, management fee and other expense information and discussions with the Fund’s portfolio managers.

In determining whether to renew the Investment Advisory Agreement, the Board reviewed and analyzed various factors that it determined were relevant, including the factors discussed below.  In their deliberations, the Directors did not identify any particular information that was all-important or controlling.

Nature, Extent and Quality of Services to be Provided to the Fund.  The Directors considered the nature, extent and quality of services to be provided by PTC to the Fund and the amount of time to be devoted to the Fund’s affairs by PTC’s staff.  This included an evaluation of the services currently being provided by PTC to the Fund.  The Directors considered PTC’s specific responsibilities in all aspects of day-to-day management of the Fund, as well as the qualifications, experience and responsibilities of J. Scott Harkness and Michael Schelble, the Fund’s portfolio managers, and other key personnel at PTC involved in the day-to-day activities of the Fund.  The Directors reviewed the structure of PTC’s compliance program and PTC’s marketing activity and goals and its continuing commitment to the growth of Fund assets.  The Directors also noted any services that extended beyond portfolio management, and they considered the trading capability of PTC, including information provided with respect to brokerage commissions paid by the Fund.  The Directors concluded that PTC had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Investment Advisory Agreement and that the nature, overall quality and extent of the management services provided to the Fund and to be provided to the Fund, as well as PTC’s compliance program, were satisfactory and reliable.

Investment Performance of the Fund and the Adviser.  The Board reviewed the performance of the Fund for the year-to-date, one-year, three-year, five-year, and ten-year periods as of April 30, 2014.  The Board also reviewed the performance of the Fund since inception as of March 31, 2014.  In assessing the quality of the management services delivered by PTC, the Directors also compared the short-term and long-term performance of the Fund on both an absolute and relative basis and in comparison to a benchmark index (the S&P 500 Index) and a Morningstar Peer Group.  The Morningstar Peer Group of 15 funds was compiled by U.S. Bancorp Fund Services, LLC (“USBFS”), using data from Morningstar, Inc. based on a range of criteria including Morningstar classification (U.S. large growth funds), load structure (no-load funds without 12b-1 fees) and asset size ($125-$225 million).  The Directors also reviewed information on the historical performance of other separately managed accounts of PTC that were similar to the Fund in terms of investment strategy (the “Provident composite”).

Provident Trust Strategy Fund
Statement Regarding Basis for Approval of Investment Advisory Contract (Unaudited) (Continued)
September 30, 2014

The Directors noted that the Fund outperformed its benchmark, the S&P 500 Index, for the ten-year and since inception periods ended March 31, 2014.  The Fund slightly underperformed its benchmark for the one-year period ended March 31, 2014.  The Fund underperformed its benchmark for the three-year and five-year periods ended March 31, 2014.  The Board considered PTC’s quarterly commentary and discussion of the reasons for the underperformance, including the Fund’s concentrated portfolio and the fact that the Fund’s equity holdings overlap with the holdings of the S&P 500 Index is less than 10%.  The Directors noted that the Fund’s performance, in comparison to the Morningstar Peer Group, was in the top decile for the ten-year period and in the second quartile for the one-year period ended April 30, 2014.  The Fund’s performance, in comparison to the Morningstar Peer Group, fell in the third quartile for the year-to-date period ended April 30, 2014 and the fourth quartile for the three-year and five-year periods ended April 30, 2014.  The Directors noted that the Fund’s performance for all periods ended March 31, 2014 slightly underperformed but was generally in-line with the performance of the Provident composite.

The Board also reviewed information on the Fund’s performance over full investment cycles.  PTC defines a full investment cycle as “typically lasting 5-7 years and including both a 30% advance and a 20% decline.”  PTC seeks to exceed the S&P 500 Index return over full investment cycles.  The Board reviewed performance for September 9, 2002 to December 31, 2007 and January 1, 2008 to March 31, 2014.  The Directors noted that the Fund outperformed its benchmark for both cycles.  The Directors further noted that the Fund’s performance for the 2002 to 2007 cycle outperformed the performance of the Provident composite and its performance for the 2008 to 2014 cycle underperformed the Provident composite.

After considering all of the information, the Directors concluded that the performance obtained by PTC for the Fund was satisfactory under current market conditions.  Although past performance is not a guarantee or indication of future results, the Directors determined that the Fund and its shareholders were likely to benefit from PTC’s management.

Costs of Services Provided and Profits Realized by the Adviser.  The Directors considered the cost of services provided by PTC, including the management fee, expenses of the Fund and total expense ratio.  The Directors noted that PTC has agreed to waive a portion of its management fee and/or assume expenses for the Fund to the extent necessary to ensure that the Fund’s total operating expenses, excluding taxes, interest, brokerage commissions and other costs relating to portfolio securities transactions (including the costs, fees and expenses associated with the Fund’s investments in other investment companies, i.e. “acquired fund fees and expenses”) and other extraordinary expenses, do not exceed 1.00% of the Fund’s average daily net assets on an annual basis.  The expense cap/reimbursement agreement between PTC and the Company will continue in effect until January 31, 2015 with successive renewal terms of one year unless terminated by PTC or the Company prior to any such renewal.

The Directors reviewed the related statistical information, including the comparative management fee and expenses of the Fund relative to its Morningstar Peer Group.  The Directors noted that the Fund’s current management fee of 0.65% is below the Morningstar Peer Group average of 0.69% and median of 0.68%.  The Fund’s management fee falls in the second quartile among the Morningstar Peer Group funds.  The Directors observed that the Fund’s total annual fund operating expenses of 1.02% (including acquired fund fees and expenses) are above both the Morningstar Peer Group average of 0.95% and the median of 0.96% and places it in the fourth quartile of the Morningstar Peer Group funds. The Directors then compared the fees to be paid by the Fund to the fees paid by separately managed accounts of PTC and noted that the Fund’s management fee was at the low end of the range of advisory fees paid by the separately managed account clients.  The Directors also noted that many of the Fund’s shareholders have small accounts and would pay much more in advisory fees to have a separately managed account, if they were even able to meet the minimum account size.

The Directors also considered the overall profitability of PTC and reviewed PTC’s financial information.  The Directors also examined the level of profits that could be expected to accrue to PTC from the fees payable under the Investment Advisory Agreement, as well as the Fund’s brokerage commissions and use of soft dollars by PTC.

The Directors concluded that the Fund’s anticipated expenses and the management fee to be paid to PTC were fair and reasonable in light of the comparative performance, expense and management fee information.  The Directors noted that PTC’s profit from sponsoring the Fund was not excessive and PTC maintained adequate profit levels to support its services to the Fund from the revenues of its overall investment advisory activities.

Provident Trust Strategy Fund
Statement Regarding Basis for Approval of Investment Advisory Contract (Unaudited) (Continued)
September 30, 2014

Extent of Economies of Scale.  The Directors noted that the Fund’s management fee structure contains breakpoint reductions as the Fund’s assets grow in size.  The Directors compared the Fund’s expenses relative to the Morningstar Peer Group and discussed realized and potential economies of scale.  With respect to PTC’s fee structure, the Directors concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between PTC and the Fund.

Benefits Derived from the Relationship with the Fund.  The Directors considered the direct and indirect benefits that could be realized by PTC from its association with the Fund.  The Directors examined the brokerage commissions of PTC with respect to the Fund.  The Directors concluded that the benefits PTC may receive, such as greater name recognition, growth in separate account management services or greater exposure to press coverage appear to be reasonable, and in many cases may benefit the Fund through growth in assets.

Based on the Directors’ deliberations and their evaluation of the information described above, the Directors, including the Independent Directors, unanimously:  (a) concluded that the terms of the Investment Advisory Agreement are fair and reasonable; (b) concluded that PTC’s fees are reasonable in light of the services that PTC will provide to the Fund; and (c) agreed to renew the Investment Advisory Agreement for another year, expiring August 31, 2015.

Tax Information (Unaudited)

For corporate shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2014 which is designated as qualifying for the dividends received deduction is 0%.

For all shareholders of the Fund, the percentage of dividend income distributed for the year ended September 30, 2014 which is designated as qualified dividend income under the Jobs and Growth Tax Relief Act of 2003, is 0%.

Additional Information (Unaudited)

For additional information about the Directors and Officers or for a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, please call 1-855-739-9950 and request a Statement of Additional Information. One will be mailed to you free of charge. The Statement of Additional Information is also available on the Fund’s website at http://www.provfunds.com or the website of the Securities and Exchange Commission (the “Commission”) at http://www.sec.gov. Information on how the Fund voted proxies relating to portfolio securities is available without charge by calling 1-855-739-9950, or on the Fund’s website at http://www.provfunds.com, or the website of the Commission no later than August 31 for the prior 12 months ending June 30. The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the Commission’s website. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Provident Trust Strategy Fund
Privacy Policy and Householding Information (Unaudited)

Notice of Privacy Policy & Practices (Unaudited)

Protecting the privacy of our shareholders is important to us. This notice describes the practices and policies through which we maintain the confidentiality and protect the security of your non-public personal information.

What Information We Collect

In the course of providing services to you, we may collect the following types of “nonpublic personal information” about you:

•	Information we receive from you on applications or other forms, such as your name, address and social security number, the types and amounts of investments and bank account information, and
•	Information about your transactions with us, our affiliates and others, as well as other account data.

What Information We Disclose

We do not disclose any nonpublic personal information about our current or former shareholders to anyone, except as permitted by law. For example, we are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary may govern how your nonpublic personal information would be shared with nonaffiliated third parties.

Important Notice Regarding Delivery of Shareholder Documents (Unaudited)

In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send you only one copy of these materials for as long as you remain a shareholder of the Fund. If you would like to receive individual mailings, please call 1-855-739-9950 and we will begin sending you separate copies of these materials within 30 days after we receive your request.

Thank you for allowing us to serve your investment needs.

Provident Trust Strategy Fund
N16 W23217 Stone Ridge Drive, Suite 310
Waukesha, Wisconsin 53188

BOARD OF DIRECTORS
JOHN F. HENSLER
DOUGLAS C. MALMQUIST
ROBERT H. MANEGOLD
THOMAS N. TUTTLE, JR.

INVESTMENT ADVISER
PROVIDENT TRUST COMPANY
N16 W23217 Stone Ridge Drive, Suite 310
Waukesha, Wisconsin 53188

ADMINISTRATOR, ACCOUNTANT, TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT
U.S. BANCORP FUND SERVICES, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
800-811-5311 or 414-765-4124

CUSTODIAN
U.S. BANK, N.A.
1555 North RiverCenter Drive, Suite 302
Milwaukee, Wisconsin 53212

DISTRIBUTOR
QUASAR DISTRIBUTORS, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
COHEN FUND AUDIT SERVICES, LTD.
1350 Euclid Avenue, Suite 800
Cleveland, Ohio 44115

LEGAL COUNSEL
GODFREY & KAHN, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

Item 2. Code of Ethics.

Registrant has amended and restated its code of ethics in connection with Registrant’s change in investment adviser.  See attached Exhibit 12 (a) (1).

Item 3. Audit Committee Financial Expert.

Registrant’s Board of Directors has determined that Mr. John F. Hensler, a member of its audit committee, is an audit committee financial expert.  Mr. Hensler is “independent” as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

$14,000 (FY 2014) and $14,000 (FY 2013) are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees

There were no fees billed in the last two fiscal years for Audit-Related Fees.

(c)	Tax Fees

$2,500 (FY 2014) and $2,500 (FY 2013) were the fees billed in the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation.

There were no fees billed in the last two fiscal years for professional services rendered by the principal accountant to registrant’s investment adviser for tax compliance, tax advice and tax planning that were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) All Other Fees

There were no other fees billed in the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) – (c) of this Item 4.

There were no fees billed in the last two fiscal years for products and services provided by the principal accountant to registrant’s investment adviser, which were required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e) (1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services rendered to the Registrant, as well as non-audit services provided to the Registrant’s investment adviser (and any entity affiliated with the adviser that provides ongoing services to the Registrant) if the engagement relates directly to the operations and financial reporting of the Registrant.

(e) (2) 100%

(f) Not applicable.

(g) See the tax fees disclosed in paragraph (c) of this Item 4.

(h) Not applicable, as no non-audit services were provided to registrant’s investment adviser.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)
The Registrant’s disclosure controls and procedures are periodically evaluated.  As of October 15, 2014, the date of the last evaluation, the Registrant’s officers have concluded that the Registrant’s disclosure controls and procedures are adequate.

(b)
The Registrant’s internal controls are periodically evaluated.  There were no changes in the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report  that have materially affected, or are reasonably likely to materially affect, such controls.

Item 12. Exhibits.

(a)	(1) Any code of ethics or amendment thereto. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3)
Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Provident Mutual Funds, Inc.
Registrant

By        /s/ J. Scott Harkness
 J. Scott Harkness, Principal Executive Officer

Date     November 13, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Provident Mutual Funds, Inc.
Registrant

By       /s/ Michael A. Schelble
Michael A. Schelble, Principal Financial Officer

Date     November 13, 2014